UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

Coya Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41583	85-4017781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 San Felipe St., Suite 500
Houston, Texas	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 587-8170

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2026, Coya Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (collectively, the “Purchasers”) for the issuance and sale in a private placement of 2,522,727 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $4.40 per Share (the “Offering”). The Offering is expected to result in gross proceeds to the Company of approximately $11.1 million, before deducting offering expenses payable by the Company. No broker, placement agent or investment banker was engaged in the transaction. The closing of the Offering is expected to occur on or about January 30, 2026, subject to the satisfaction of customary closing conditions. The Purchasers in the Offering are Dr. Reddy’s Labs ($10.0 million) and Greenlight Capital ($1.1 million), an existing institutional stockholder of the Company.

The Company intends to use the net proceeds from the Offering in order to tech transfer low dose IL-2 (“LD IL-2”) to an appropriate manufacturing facility, scale up manufacturing capabilities of LD IL-2 and accelerate manufacturing programs, in all cases, as necessary to support commercial readiness of COYA 302.

The Shares to be issued to the Purchasers under the Securities Purchase Agreement will be issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration based in part on representations made by the Purchasers.

The sale of the Shares pursuant to the Securities Purchase Agreement will not be registered under the Securities Act or any state securities laws. Accordingly, the Shares to be issued in the Offering may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Pursuant to the Securities Purchase Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the securities to be issued in the Offering no later than 45 days after the date of the closing of the Offering, and to have such registration statement declared effective as promptly as possible but in any event no later than 75 days after the date of the closing of the Offering, subject to extension under the terms of the Securities Purchase Agreement.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description of the material terms of the Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference in response to this Item 3.02 of Form 8-K.

Item 7.01 Regulation FD Disclosure.

On January 30, 2026, the Company issued a press release announcing its entry into the Securities Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

The Company expects the proceeds from the Offering to allow it to fund its now accelerated commercial readiness plans with no impact to its cash runway guidance. The Company reiterates its cash runway guidance into the second half of 2027 and past the projected topline for ALSTARS trial.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements that are based on the Company’s management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this Current Report on Form 8-K, including information concerning the Company’s current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of the Company’s ongoing and planned clinical trials and related data, the timing of announcements, updates and results of the Company’s clinical trials and related data, the Company’s ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of the Company’s product candidates, the Company’s anticipated cash runway, competitive position, industry environment and potential market opportunities. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to market conditions; the satisfaction of customary closing conditions related to the Offering and other uncertainties related to the Offering; the anticipated use of proceeds from the Offering; risks associated with the success, cost and timing of the Company’s product candidate development activities and ongoing and planned clinical trials; the Company’s plans to develop and commercialize targeted therapeutics; the progress and timing of patient enrollment and dosing in the Company’s preclinical or clinical trials; the ability of the Company’s product candidates to achieve applicable endpoints in the clinical trials; the Company’s exploratory clinical signals may not be predictive of outcomes in larger, randomized controlled trials; the safety profile of the Company’s product candidates; the potential for data from the Company’s clinical trials to support a marketing application, as well as the timing of these events; the Company’s ability to obtain funding for the Company’s operations; development and commercialization of the Company’s product candidates; the timing of and the Company’s ability to obtain and maintain regulatory approvals; anticipated interactions with the FDA under Fast Track designation; the rate and degree of market acceptance and clinical utility of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to serve those markets; the Company’s commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the commercialization of the Company’s product candidates; the Company’s expectations regarding its ability to obtain and maintain intellectual property protection; the Company’s dependence on third party manufacturers; the success of competing therapies or products that are or may become available; the Company’s ability to attract and retain key scientific or management personnel; the Company’s ability to identify additional product candidates with significant commercial potential consistent with its commercial objectives; and the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although the Company’s management believes that the expectations reflected in the Company’s forward-looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. The Company undertakes no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, by and among the Company and the Purchasers.

99.1	Press Release, dated January 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYA THERAPEUTICS, INC.

Date: January 30, 2026	By:	/s/ Arun Swaminathan Ph.D.
Arun Swaminathan Ph.D.
Chief Executive Officer